UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2016

Eclipse Resources Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36511	46-4812998
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2121 Old Gatesburg Road, Suite 110 State College, Pennsylvania 16803
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (814) 308-9754

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On July 18, 2016, Eclipse Resources Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing, among other things, its operational results for the second quarter of fiscal 2016, and the planned date and time for its second quarter 2016 financial and operational results conference call.

The information in this Current Report, including Exhibit 99.1, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Eclipse Resources Corporation press release dated July 18, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ECLIPSE RESOURCES CORPORATION

Date: July 18, 2016	By:	/s/ Christopher K. Hulburt
Christopher K. Hulburt
Executive Vice President, Secretary and General Counsel

Exhibit Index

Exhibit Number	Description
99.1	Eclipse Resources Corporation press release dated July 18, 2016.